OPINION


June 22, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:     T. Rowe Price Tax-Exempt Money Fund, Inc.
        File Nos.: 2-67029, 811-3055
        Post-Effective Amendment No. 37

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling
Shearman & Sterling







June 22, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:   T. Rowe Price Tax-Free Income Fund, Inc.
        File Nos.: 2-57265, 811-2684
        Post-Effective Amendment No. 47

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling, LLP
Shearman & Sterling, LLP







June 22, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:     T. Rowe Price Tax-Free High Yield Fund, Inc.
         File Nos.: 2-94641, 811-4163
        Post-Effective Amendment No. 23

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling, LLP
Shearman & Sterling, LLP







June 22, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.
        File Nos.: 33-49117, 811-7051
        Post-Effective Amendment No. 11

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling, LLP
Shearman & Sterling, LLP







June 22, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
         File Nos.: 2-87059, 811-3872
        Post-Effective Amendment No. 29

Commissioners:

We are counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 ("the Rule"), the above-referenced Post-Effective Amendment ("the Amendment") to its registration statement under the Securities Act of 1933, as amended.

Pursuant to paragraph (b)(4) of the Rule, we represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.

Sincerely,

/s/Shearman & Sterling, LLP
Shearman & Sterling, LLP